Pacific Select Fund NSAR 06-30-07

EXHIBIT 77Q1(e) COPIES OF ANY NEW OR AMENDED REGISTRANT
INVESTMENT ADVISORY CONTRACTS



The following documents are included in Registrant's Form Type N1A/A, Accession No. 0000892569-07-000026 filed on January 19, 2007, and incorporated by reference herein:

J.P. Morgan Investment Management Inc. Portfolio Management Agreement

Goldman Sachs Asset Management, L.P. Amendment No. 1 to Portfolio Management
Agreement

Goldman Sachs Asset Management, L.P. Amendment No. 2 to Portfolio Management
Agreement

BlackRock Investment Management, LLC Portfolio Management Agreement

Janus Capital Management LLC Amendment to Portfolio Management Agreement

MFS Investment Management Amendment to Portfolio Management Agreement

Van Kampen Amendment to Portfolio Management Agreement

Salomon Brothers Asset Management Inc Notice of and Consent to Transfer
Portfolio Management Agreement





The following documents are included in Registrant's Form Type N1A/B, Accession No. 0000892569-07-000538 filed on April 30, 2007, and incorporated by reference herein:

Fred Alger Management, Inc. Portfolio Management Agreement

Alliance Capital Management L.P. Consent to Transfer Portfolio Management
Agreement

Capital Guardian Trust Company Consent to Transfer Portfolio Management
Agreement

Highland Capital Management, Inc. Portfolio Management Agreement

J.P. Morgan Investment Management Inc. Consent to Transfer Portfolio
Management Agreement

Janus Capital Management LLC Consent to Transfer Portfolio Management
Agreement

Jennison Associates Consent to Transfer Portfolio Management Agreement

Lazard Asset Management LLC Consent to Transfer Portfolio Management
Agreement

Loomis, Sayles & Company, L.P. Consent to Transfer Portfolio Management
Agreement

MFS Investment Management Consent to Transfer Portfolio Management
Agreement

NFJ Investment Group L.P. Consent to Transfer Portfolio Management
Agreement

OppenheimerFunds, Inc. Consent to Transfer Portfolio Management
Agreement

Pacific Investment Management Company LLC Amendment No. 4 to Portfolio
Management Agreement

Van Kampen Consent to Transfer Portfolio Management Agreement

Vaughan Nelson Investment Management, L.P. Consent to Transfer Portfolio
Management Agreement





CONSENT TO TRANSFER ADVISORY AGREEMENT

	Reference is made to the Amended and Restated Advisory Agreement between Pacific Select Fund (the "Fund") and Pacific Life Insurance Company
("Investment Adviser" or "Pacific Life") dated the 1st day of January, 2005, as amended to date, (the "Agreement").

RECITALS

Pacific Life and Pacific Life & Annuity Company, a wholly owned subsidiay of Pacific
Life, formed Pacific Life Fund Advisors LLC (PLFA), a Delaware limited liability company and subsidiary of Pacific Life, to take over the investment advisory services Pacific Life performs for the Fund and to receive the fees the Fund pays
Pacific Life for its advisory services, via transfer of the Agreement
(the Transfer);

As a result of the Transfer, PLFA is to serve as the investment adviser to the Fund in place of Pacific Life;

The Transfer will not result in a change of actual control or management, which would result in an automatic termination of the Agreement due to "assignment" pursuant to
Section 2(a)(4) of the 1940 Act, and Rule 2a-6 thereunder.  Pacific Life has obtained an opinion from its legal counsel, Dechert LLP, (Dechert) confirming its conclusion that the Transfer will not result in an actual change in control or management;

The Fund's Board of Trustees acknowledged the Transfer at its meeting on March 20, 2007.

	NOW, THEREFORE, in consideration of the premises:

1.	Effective May 1, 2007:

a.	Pacific Life assigns all duties and obligations, and associated liabilities arising out of the Agreement to PLFA; and

b.	PLFA hereby agrees to assume all duties and obligations, and associated liabilities arising out of the Agreement and to become a party to said Agreement upon the terms and conditions set forth therein, other than as modified below in paragraph 4, standing in the stead of Pacific Life.

2.	The Investment Adviser and the Fund consent to the assignment of the Agreement.

3.	The following language replaces paragraph 14 of the Agreement:

It is understood that the names "Pacific Life Fund Advisors LLC", "Pacific Life
Insurance Company" or any derivative thereof or logo associated with those names are the valuable property of Pacific Life and that the Fund has the right to use those names (or derivatives or logos) in the Prospectus, SAI, the Fund's Registration
Statement or other filings, or in other forms or reports required under applicable state or federal securities, insurance, or other law, for so long as the Investment
Adviser is investment adviser to the Fund, provided, however, that (i) the Fund may continue to use all above names of Investment Adviser in its Registration Statement and
other documents to the extent deemed necessary by the Fund to comply with disclosure obligations under applicable law and regulation, or in the opinion of counsel to the
Investment Adviser or the Fund or as directed by the Securities and Exchange Commission, such use is necessary to make the disclosures contained in the Fund's Registration
Statement not misleading; and (ii) the Fund shall not use the Investment Adviser's name or logo in promotional or sales related materials prepared by or on behalf of the Fund, without prior review and approval by the Investment Adviser, which may not be unreasonably withheld.  Upon termination of this Agreement, the Fund shall forthwith cease to use such names (and logo), except as provided for herein.

4.	All terms and conditions set forth in the Agreement, other than as modified above in paragraph 3, are hereby confirmed and remain in full force and effect.

IN WITNESS WHEREOF, the parties have caused this Consent to Transfer the Advisory
Agreement to be executed by their respective officers.

Accepted and Agreed:

Pacific Life Fund Advisors LLC

By: /s/ Howard T. Hirakawa	                By:  /s/ Jane M. Guon
Name:   Howard T. Hirakawa			Name:  Jane M. Guon
Title:	Vice President				Title: Assistant Secretary


Pacific Life Insurance Company

By: /s/ M A Brown				By:  /s/ Jane M. Guon
Name:   Mary Ann Brown				Name:  Jane M. Guon
Title:	Senior Vice President			Title: Assistant Secretary


Pacific Select Fund

By: /s/ Howard T. Hirakawa
Name:   Howard T. Hirakawa
Title:  Vice President




Schedule A

PORTFOLIO			ANNUAL INVESTMENT ADVISORY FEE
				(as a percentage of average daily net assets)

 International Value 		0.65% of first $4 billion
 Mid-Cap Value			0.63% on excess

 International Small-Cap  	0.85% of first $1 billion
				0.82% of next $1billion
				0.79% of next $2 billion
				0.77% of excess

  Diversified Research 		0.70% of first $100 million
				0.66% on next $900 million
				0.63% on next $3 billion
				0.61% on excess

  Equity 			0.45% of first $4 billion
  Multi-Strategy		0.43% on excess
  Main Street(C) Core


  American Funds(C) Growth-Income	0.75% of first $1 billion
  American Funds(c) Growth	0.72% of next $1billion
  Floating Rate Loan		0.69% of next $2 billion
  Small-Cap Value		0.67% of excess
  Small-Cap Equity
    (formerly called VN Small-Cap Value
    Portfolio)

  Technology 			0.90% of first $1 billion
  Health Sciences	 	0.87% of next $1billion
				0.84% of next $2 billion
				0.82% of excess

  Short Duration Bond 		0.40% of first $4 billion
  Diversified Bond		0.38% on excess
  Managed Bond
  Inflation Managed
  High Yield Bond

  Growth LT 			0.55% of first $4 billion
				0.53% on excess

  Focused 30 			0.75% of first $100 million
  Large-Cap Growth		0.71% on next $900 million
  Comstock			0.68% on next $3 billion
				0.66% on excess

  Small-Cap Growth		0.60% of first $4 billion
    (formerly called Fasiano 	0.58% on excess
    Small Equity Portfolio)

  International Large-Cap	0.85% of first $100 million
				0.77% on next $900 million
				0.75% on next $3 billion
				0.73% on excess

  Equity Index 			0.05% of first $4 billion
				0.03% on excess

  Small-Cap Index 		0.30% of first $4 billion
				0.28% on excess

  Emerging Markets 		0.80% of first $4 billion
				0.78% on excess
  Money Market 			0.20% of first $250 million
				0.15% of next $250 million
				0.10% of next $3.5 billion
				0.08% on excess
  Large-Cap Value 		0.65% of first $100 million
				0.61% on next $900 million
				0.58% on next $3 billion
				0.56% on excess

  Mid-Cap Growth 		0.70% of first $4 billion
				0.68% on excess

  Real Estate 			0.90% of first $100 million
				0.82% on next $900 million
				0.80% on next $3 billion
				0.78% on excess


EFFECTIVE: MAY 1, 2007


IN WITNESS WHEREOF, the parties hereto have caused this Schedule A to be executed by their officers designated below on the date written above.



Pacific Life Fund Advisors LLC

By: /s/ Howard T. Hirakawa		By:  /s/ Jane M. Guon
Name:   Howard T. Hirakawa		Name:  Jane M. Guon
Title:	Vice President			Title: Assistant Secretary


Pacific Select Fund

By: /s/ Howard T. Hirakawa
Name:   Howard T. Hirakawa
Title:  Vice President





CONSENT TO TRANSFER AND AMENDMENT TO
THE PORTFOLIO MANAGEMENT AGREEMENT


	Reference is made to the Portfolio Management Agreement among Pacific
Select Fund (the "Fund"), a Massachusetts business trust, BlackRock Investment
Management, LLC ("Portfolio Manager"), a Delaware limited liability company, and Pacific Life Insurance Company ("Investment Adviser" or "Pacific Life"), a Nebraska corporation dated the 29th day of September, 2006, as amended to date, (the "Agreement").

RECITALS

Pacific Life recently formed Pacific Life Fund Advisors LLC (PLFA), a Delaware limited liability company and subsidiary of Pacific Life, to take over the investment advisory services Pacific Life performs for the Fund and to receive the fees the Fund pays Pacific Life for its advisory services, via transfer of the advisor agreement, as well as all sub-advisory agreements (together the Transfer);As a result of the Transfer, effective May 1, 2007, PLFA is to serve as the investment adviser to the Fund in place of Pacific Life; The Transfer will not result in a change of actual control or management, which would result in an automatic termination of the Agreement due to "assignment" pursuant to
Section 2(a)(4) of the 1940 Act, and Rule 2a-6 thereunder. Pacific Life has obtained an opinion from its legal counsel, Dechert LLP, (Dechert) confirming its conclusion that the Transfer will not result in an actual change in control or management; and

The Fund's Board of Trustees acknowledged the transfer of the Agreement at its meeting on March 20, 2007.

	NOW, THEREFORE, in consideration of the premises:

1.	Effective May 1, 2007:

a.	Pacific Life assigns all duties and obligations, and associated liabilities arising out of the Agreement to PLFA; and

b.	PLFA hereby agrees to assume all duties and obligations, and associated liabilities arising out of the Agreement and to become a party to said Agreement upon the terms and conditions set forth therein, other than as modified below in paragraph 3, standing in the stead of Pacific Life.

2.	The Investment Adviser, Portfolio Manager, and the Fund consent to the assignment of the Agreement.

3.	The first paragraph of Section 16 Use of Name, is hereby deleted in its entirety and replaced with the following:

"It is understood that the names "Pacific Life Fund Advisors LLC", "Pacific Life
Insurance Company" or any derivative thereof or logo associated with those names are the valuable property of Pacific Life and that the Fund has the right to use those names (or derivatives or logos) in the Prospectus, SAI, the Fund's
Registration Statement or other filings, or in other forms or reports required under applicable state or federal securities, insurance, or other law, for so long as the Investment Adviser is investment adviser to the Fund, provided, however, that (i) the Fund may continue to use all above names of Investment
Adviser in its Registration Statement and other documents to the extent deemed necessary by the Fund to comply with disclosure obligations under applicable law and regulation, or in the opinion of counsel to the Investment Adviser or the Fund or as directed by the Securities and Exchange Commission, such use is necessary to make the disclosures contained in the Fund's Registration Statement not misleading; and (ii) the Fund shall not use the Investment Adviser's name or logo in promotional or sales related materials prepared by or on behalf of the Fund, without prior review and approval by the Investment Adviser, which may not be unreasonably withheld.  Upon termination of this Agreement, the Fund shall forthwith cease to use such names (and logo), except as provided for herein."

4.	 Exhibit A to the Agreement is hereby deleted in its entirety and replaced with the following:  (see attached Exhibit A)

5.	All terms and conditions set forth in the Agreement, other than as modified above, are hereby confirmed and remain in full force and effect.


IN WITNESS WHEREOF, the parties have caused this Consent to Transfer and Amendment to the Portfolio Management Agreement to be executed by their respective officers.

Accepted and Agreed:

Pacific Life Fund Advisors LLC

By: /s/ Howard T. Hirakawa	    By:  /s/ Jane M. Guon
Name:   Howard T. Hirakawa	    Name:  Jane M. Guon
Title:	Vice President		    Title: Asst. Vice President & Asst. Secretary

Pacific Life Insurance Company

By: /s/ Mary Ann Brown		    By:  /s/ Jane M. Guon
Name:	Mary Ann Brown		    Name:  Jane M. Guon
Title:	Senior Vice President	    Title: Asst. Vice President & Asst. Secretary


Pacific Select Fund

By: /s/ Howard T. Hirakawa
Name:   Howard T. Hirakawa
Title:  Vice President


BlackRock Investment Management, LLC

By: /s/ Denis R. Molleur
Name:   Denis R. Molleur
Title:	Managing Director




CONSENT TO TRANSFER
PORTFOLIO MANAGEMENT AGREEMENT


	Reference is made to the Portfolio Management Agreement among Pacific
Select Fund (the "Fund"), a Massachusetts business trust, ClearBridge Advisors,
LLC ("Portfolio Manager"), a Delaware limited liability company, and Pacific
Life Insurance Company ("Investment Adviser" or "Pacific Life"), a Nebraska corporation dated the 1st day of December, 2005, as amended to date, (the "Agreement").

RECITALS

Pacific Life recently formed Pacific Life Fund Advisors LLC (PLFA), a Delaware limited liability company and subsidiary of Pacific Life, to take over the investment advisory services Pacific Life performs for the Fund and to receive the fees the Fund pays Pacific Life for its advisory services, via transfer of the advisory agreement, as well as all sub-advisory agreements (together the Transfer);As a result of the Transfer, PLFA is to serve as the investment adviser to the Fund in place of Pacific Life; The Transfer will not result in a change of actual control or management, which would result in an automatic termination of the Agreement due to "assignment" pursuant to
Section 2(a)(4) of the 1940 Act, and Rule 2a-6 thereunder. Pacific Life has obtained an opinion from its legal counsel, Dechert LLP, (Dechert) confirming its conclusion that the Transfer will not result in an actual change in control or management; and

The Fund's Board of Trustees acknowledged the transfer of the Agreement at its meeting on March 20, 2007.

	NOW, THEREFORE, in consideration of the premises:

1.	Effective May 1, 2007:

a.	Pacific Life assigns all duties and obligations, and associated liabilities arising out of the Agreement to PLFA; and

b.	PLFA hereby agrees to assume all duties and obligations, and associated liabilities arising out of the Agreement and to become a party to said Agreement upon the terms and conditions set forth therein, other than as modified below in paragraph 3, standing in the stead of Pacific Life.

2.	The Investment Adviser, Portfolio Manager, and the Fund consent to the assignment of the Agreement.

3.	Paragraph (a) of Section 16 Use of Name, is hereby deleted in its entirety and replaced with the following:

"It is understood that the names "Pacific Life Fund Advisors LLC", "Pacific Life
Insurance Company" or any derivative thereof or logo associated with those names are the valuable property of Pacific Life and that the Fund has the right to use those names (or derivatives or logos) in the Prospectus, SAI, the Fund's
Registration Statement or other filings, or in other forms or reports required under applicable state or federal securities, insurance, or other law, for so long as the Investment Adviser is investment adviser to the Fund, provided, however, that (i) the Fund may continue to use all above names of Investment
Adviser in its Registration Statement and other documents to the extent deemed necessary by the Fund to comply with disclosure obligations under applicable law and regulation, or in the opinion of counsel to the Investment Adviser or the Fund or as directed by the Securities and Exchange Commission, such use is necessary to make the disclosures contained in the Fund's Registration S tatement not misleading; and (ii) the Fund shall not use the Investment
Adviser's name or logo in promotional or sales related materials prepared by or on behalf of the Fund, without prior review and approval by the Investment
Adviser, which may not be unreasonably withheld. Upon termination of this Agreement, the Fund shall forthwith cease to use such names (and logo), except as provided for herein."

4.	All terms and conditions set forth in the Agreement, other than as modified above in paragraph 3, are hereby confirmed and remain in full force and effect.


IN WITNESS WHEREOF, the parties have caused this Consent to Transfer the Portfolio Management Agreement to be executed by their respective officers.

Accepted and Agreed:

Pacific Life Fund Advisors LLC

By: /s/ Howard T. Hirakawa  	By: /s/ Jane M. Guon
Name:   Howard T. Hirakawa	Name:  Jane M. Guon
Title:	Vice President		Title: Asst. Vice President & Asst. Secretary

Pacific Life Insurance Company

By: /s/ Mary Ann Brown  	By: /s/ Jane M. Guon
Name:	Mary Ann Brown		Name:  Jane M. Guon
Title:	Senior Vice President	Title: Asst. Vice President & Asst. Secretary

Pacific Select Fund

By: /s/ Howard T. Hirakawa
Name:   Howard T. Hirakawa
Title:	Vice President


ClearBridge Advisors, LLC

By: /s/ Terrence Murphy
Name:   Terrence Murphy
Title: 	CAO -  Managing Director




CONSENT TO TRANSFER
PORTFOLIO MANAGEMENT AGREEMENT


	Reference is made to the Portfolio Management Agreement among Pacific
Select Fund (the "Fund"), a Massachusetts business trust, Columbia Management
Advisors, Inc. ("Portfolio Manager"), a Delaware limited liability company, and Pacific Life Insurance Company ("Investment Adviser" or "Pacific Life"), a Nebraska corporation dated the 1st day of May, 2005, as amended to date, (the "Agreement").

RECITALS

Pacific Life recently formed Pacific Life Fund Advisors LLC (PLFA), a
Delaware limited liability company and subsidiary of Pacific Life, to take over the investment advisory services Pacific Life performs for the Fund and to receive the fees the Fund pays Pacific Life for its advisory services, via transfer of the advisory agreement, as well as all sub-advisory agreements (together the Transfer);As a result of the Transfer, PLFA is to serve as the investment adviser to the Fund in place of Pacific Life; The
Transfer will not result in a change of actual control or management, which would result in an automatic termination of the Agreement due to "assignment" pursuant to Section 2(a)(4) of the 1940 Act, and Rule 2a-6 thereunder.
Pacific Life has obtained an opinion from its legal counsel, Dechert LLP, (Dechert) confirming its conclusion that the Transfer will not result in an actual change in control or management; and

The Fund's Board of Trustees acknowledged the transfer of the Agreement at its meeting on March 20, 2007.

	NOW, THEREFORE, in consideration of the premises:

1.	Effective May 1, 2007:

a.	Pacific Life assigns all duties and obligations, and associated liabilities arising out of the Agreement to PLFA; and

b.	PLFA hereby agrees to assume all duties and obligations, and associated liabilities arising out of the Agreement and to become a party to said Agreement upon the terms and conditions set forth therein, other than as modified below in paragraph 3, standing in the stead of Pacific Life.

2.	The Investment Adviser, Portfolio Manager, and the Fund consent to the assignment of the Agreement.

3.	Paragraph (a) of Section 16 Use of Name, is hereby deleted in its entirety and replaced with the following:

"It is understood that the names "Pacific Life Fund Advisors LLC", "Pacific
Life Insurance Company" or any derivative thereof or logo associated with those names are the valuable property of Pacific Life and that the Fund has the right to use those names (or derivatives or logos) in the Prospectus, SAI, the Fund's Registration Statement or other filings, or in other forms or reports required under applicable state or federal securities, insurance, or other law, for so long as the Investment Adviser is investment adviser to the Fund, provided, however, that (i) the Fund may continue to use all above names of Investment Adviser in its Registration Statement and other documents to the extent deemed necessary by the Fund to comply with disclosure obligations under applicable law and regulation, or in the opinion of counsel to the Investment Adviser or the Fund or as directed by the Securities and Exchange Commission, such use is necessary to make the disclosures contained in the Fund's Registration Statement not misleading; and
(ii) the Fund shall not use the Investment Adviser's name or logo in promotional or sales related materials prepared by or on behalf of the Fund, without prior review and approval by the Investment Adviser, which may not be unreasonably withheld. Upon termination of this Agreement, the Fund shall forthwith cease to use such names (and logo), except as provided for herein."

4.	All terms and conditions set forth in the Agreement, other than as modified above in paragraph 3, are hereby confirmed and remain in full force and effect.


IN WITNESS WHEREOF, the parties have caused this Consent to Transfer the Portfolio
Management Agreement to be executed by their respective officers.

Accepted and Agreed:


Pacific Life Fund Advisors LLC

By: /s/ Howard T. Hirakawa	 By: /s/ Jane M. Guon
Name:   Howard T. Hirakawa	 Name:   Jane M. Guon
Title:	Vice President		 Title:  Asst. Vice President & Asst. Secretary

Pacific Life Insurance Company

By: /s/ Mary Ann Brown	  	 By: /s/ Jane M. Guon
Name:	Mary Ann Brown		 Name:   Jane M. Guon
Title:	Senior Vice President	 Title:  Asst. Vice President & Asst. Secretary

Pacific Select Fund

By: /s/ Howard T. Hirakawa
Name:   Howard T. Hirakawa
Title:	Vice President


Columbia Management Advisors, LLC.

By: /s/ Michael A. Jones
Name:   Michael A. Jones
Title: Managing Director



CONSENT TO TRANSFER
PORTFOLIO MANAGEMENT AGREEMENT


	Reference is made to the Portfolio Management Agreement among Pacific
Select Fund (the "Fund"), a Massachusetts business trust, Goldman Sachs Asset
Management, L.P. ("Portfolio Manager"), a Delaware limited partnership, and
Pacific Life Insurance Company ("Investment Adviser" or "Pacific Life"), a
Nebraska corporation dated the 1st day of May, 2003, as amended to date, (the "Agreement").

RECITALS

Pacific Life recently formed Pacific Life Fund Advisors LLC (PLFA), a
Delaware limited liability company and subsidiary of Pacific Life, to take over the investment advisory services Pacific Life performs for the Fund and to receive the fees the Fund pays Pacific Life for its advisory services, via transfer of the advisory agreement, as well as all sub-advisory agreements (together the Transfer);As a result of the Transfer, PLFA is to serve as the investment adviser to the Fund in place of Pacific Life;
The Transfer will not result in a change of actual control or management, which would result in an automatic termination of the Agreement due to "assignment" pursuant to Section 2(a)(4) of the 1940 Act, and Rule 2a-6 thereunder. Pacific Life has obtained an opinion from its legal counsel, Dechert LLP, (Dechert) confirming its conclusion that the Transfer will not result in an actual change in control or management; and

The Fund's Board of Trustees acknowledged the transfer of the Agreement at its meeting on March 20, 2007.

	NOW, THEREFORE, in consideration of the premises:

1.	Effective May 1, 2007:

a.	Pacific Life assigns all duties and obligations, and associated liabilities arising out of the Agreement to PLFA; and

b.	PLFA hereby agrees to assume all duties and obligations, and associated liabilities arising out of the Agreement and to become a party to said
Agreement upon the terms and conditions set forth therein, other than as modified below in paragraph 3, standing in the stead of Pacific Life.

2.	The Investment Adviser, Portfolio Manager, and the Fund consent to the assignment of the Agreement.

3.	Paragraph (a) of Section 16 Use of Name, is hereby deleted in its entirety and replaced with the following:

"It is understood that the names "Pacific Life Fund Advisors LLC", "Pacific
Life Insurance Company" or any derivative thereof or logo associated with those names are the valuable property of Pacific Life and that the Fund has the right to use those names (or derivatives or logos) in the Prospectus, SAI, the Fund's Registration Statement or other filings, or in other forms or reports required under applicable state or federal securities, insurance, or other law, for so long as the Investment Adviser is investment adviser to the Fund, provided, however, that (i) the Fund may continue to use all above names of Investment Adviser in its Registration Statement and other documents to the extent deemed necessary by the Fund to comply with disclosure obligations under applicable law and regulation, or in the opinion of counsel to the Investment Adviser or the Fund or as directed by the Securities and Exchange Commission, such use is necessary to make the disclosures contained in the Fund's Registration Statement not misleading; and (ii) the Fund shall not use the Investment Adviser's name or logo in promotional or sales related materials prepared by or on behalf of the Fund, without prior review and approval by the Investment Adviser, which may not be unreasonably withheld. Upon termination of this Agreement, the Fund shall forthwith cease to use such names (and logo), except as provided for herein."

4.	All terms and conditions set forth in the Agreement, other than as modified above in paragraph 3, are hereby confirmed and remain in full force and effect.


IN WITNESS WHEREOF, the parties have caused this Consent to Transfer the Portfolio Management Agreement to be executed by their respective officers.

Accepted and Agreed:

Pacific Life Fund Advisors LLC

By: /s/ Howard T. Hirakawa	By:  /s/ Jane M. Guon
Name:   Howard T. Hirakawa	Name:  Jane M. Guon
Title:	Vice President		Title: Asst. Vice President & Asst. Secretary

Pacific Life Insurance Company

By: /s/ Mary Ann Brown 		By: /s/ Jane M. Guon
Name:	Mary Ann Brown		Name:  Jane M. Guon
Title:	Senior Vice President	Title: Asst. Vice President & Asst. Secretary

Pacific Select Fund

By: /s/ Howard T. Hirakawa
Name:   Howard T. Hirakawa
Title:	Vice President

Goldman Sachs Asset Management, L.P.

By: /s/ Scott E. Kilgallen
Name:   Scott E. Kilgallen
Title: 	Managing Director






CONSENT TO TRANSFER AND AMEND
PORTFOLIO MANAGEMENT AGREEMENT


	Reference is made to the Portfolio Management Agreement among Pacific
Select Fund (the "Fund"), a Massachusetts business trust, Pacific Investment
Management Company LLC ("Portfolio Manager"), a Delaware limited liability company, and Pacific Life Insurance Company ("Investment Adviser" or "Pacific
Life"), a Nebraska corporation dated the 5th day of May, 2000, as amended to date, (the "Agreement").

RECITALS

Pacific Life recently formed Pacific Life Fund Advisors LLC (PLFA), a
Delaware limited liability company and subsidiary of Pacific Life, to take over the investment advisory services Pacific Life performs for the Fund and to receive the fees the Fund pays Pacific Life for its advisory services, via transfer of the Agreement (the Transfer);As a result of the Transfer, PLFA is to serve as the investment adviser to the Fund in place of Pacific Life;
The Transfer will not result in a change of actual control or management, which would result in an automatic termination of the Agreement due to "assignment" pursuant to Section 2(a)(4) of the 1940 Act, and Rule 2a-6 thereunder. Pacific Life has obtained an opinion from its legal counsel, Dechert LLP, (Dechert) confirming its conclusion that the Transfer will not result in an actual change in control or management; and

The Fund's Board of Trustees acknowledged the transfer of the Agreement at its meeting on March 20, 2007.

	NOW, THEREFORE, in consideration of the premises:

1.	Effective May 1, 2007:

a.	Pacific Life assigns all duties and obligations, and associated liabilities arising out of the Agreement to PLFA; and

b.	PLFA hereby agrees to assume all duties and obligations, and associated liabilities arising out of the Agreement and to become a party to said Agreement upon the terms and conditions set forth therein, other than as modified below in paragraph 4, standing in the stead of Pacific Life.

2.	The Investment Adviser, Portfolio Manager, and the Fund consent to the assignment of the Agreement.

3.	All terms and conditions of the Agreement are hereby confirmed by all parties.

4.	The first paragraph of Section 11 Use of Name, is hereby deleted in its entirety and replaced with the following:

"It is understood that the names "Pacific Life Fund Advisors LLC", "Pacific
Life Insurance Company" or any derivative thereof or logo associated with those names are the valuable property of Pacific Life and that the Fund has the right to use those names (or derivatives or logos) in the Prospectus, SAI, the Fund's
Registration Statement or other filings, or in other forms or reports required under applicable state or federal securities, insurance, or other law, for so long as the Investment Adviser is investment adviser to the Fund, provided, however, that (i) the Fund may continue to use all above names of Investment
Adviser in its Registration Statement and other documents to the extent deemed necessary by the Fund to comply with disclosure obligations under applicable law and regulation, or in the opinion of counsel to the Investment Adviser or the Fund or as directed by the Securities and Exchange Commission, such use is necessary to make the disclosures contained in the Fund's Registration Statement not misleading; and (ii) the Fund shall not use the Investment Adviser's name or logo in promotional or sales related materials prepared by or on behalf of the Fund, without prior review and approval by the Investment Adviser, which may not be unreasonably withheld. Upon termination of this Agreement, the Fund shall forthwith cease to use such names (and logo), except as provided for herein."

5.	 Section 4 Compensation, is hereby deleted in its entirety and replaced with the following:

"For the services provided and the expenses borne by the Portfolio Manager pursuant to this Agreement, the Investment Adviser will pay the Portfolio
Manager a fee in accordance with Exhibit A attached to this Agreement.
This fee will be computed and accrued daily and payable monthly.
The fees for any month during which this Agreement is in effect for less than the entire month shall be pro-rated based on the number of days during such month that the Agreement was in effect."

6.	Exhibit A is hereby added to the Agreement:  (see attached
Exhibit A)

7.	All terms and conditions set forth in the Agreement, other than as modified above in paragraph 4, are hereby confirmed and remain in full force and effect.


IN WITNESS WHEREOF, the parties have caused this Consent to Transfer the Portfolio Management Agreement to be executed by their respective officers.

Accepted and Agreed:

Pacific Life Fund Advisors LLC

By: /s/ Howard T. Hirakawa   	By: /s/ Jane M. Guon
Name:   Howard T. Hirakawa	Name:  Jane M. Guon
Title:	Vice President		Title: Asst. Vice President & Asst. Secretary

Pacific Life Insurance Company

By: /s/ Howard T. Hirakawa  	By: /s/ Jane M. Guon
Name:	Howard T. Hirakawa	Name:  Jane M. Guon
Title:	Vice President		Title: Asst. Vice President & Asst. Secretary

Pacific Select Fund

By: /s/ Howard T. Hirakawa
Name:   Howard T. Hirakawa
Title:	Vice President



Pacific Investment Management Company, LLC

By: Thomas J. Otterbein
Name:  Thomas J. Otterbein
Title: Managing Director



EXHIBIT A

PACIFIC SELECT FUND
FEE SCHEDULE



Effective:  May 1, 2007

Portfolio:  Managed Bond

The Investment Adviser will pay to the Portfolio Manager a monthly fee of 0.25% based on an annual percentage of the combined average daily net assets of the Managed Bond Portfolio of Pacific Select Fund and the PL Managed Bond Fund of Pacific Life Funds.


Portfolio:  Inflation Managed

The Investment Adviser will pay to the Portfolio Manager a monthly fee based on an annual percentage of the combined average daily net assets of the Inflation Managed Portfolio of Pacific Select Fund and PL
Inflation Managed Fund of Pacific Life Funds according to the following calculation:

(a)	Rate (%)		Break Point (assets)

	0.25% 			On the first $1 billion
	0.20% 			On the excess

(b)	The ratio of the Inflation Managed Portfolio's average daily net assets over the combined assets.


The fees for services shall be prorated for any portion of a year in which the Agreement is not effective.








AMENDMENT NO. 1 TO FEE SCHEDULE (EXHIBIT A)
TO PORTFOLIO MANAGEMENT AGREEMENT
By and among Pacific Select Fund, Pacific Life Fund Advisors LLC and Fred Alger Management, Inc. dated May 1, 2007

PACIFIC SELECT FUND
FEE SCHEDULE
 (Effective: July 1, 2007)

Portfolio(s): 	Small-Cap Growth Portfolio


The Investment Adviser will pay to the Portfolio Manager a monthly fee for its services for the above noted fund based on:

(a) 	The annual percentage of the combined average daily net assets of the Small-Cap Growth Portfolio and the PL Small-Cap Growth Fund of Pacific
Life Funds, according to the following schedule:

	Rate%			Break Point (assets)
	0.60%			First $100 million
	0.45%			Next $150 million; and
	0.40%			Net assets over $250 million; and

(b) 	The ratio of the Small-Cap Growth Portfolio's average daily net assets over the combined assets of the Small-Cap Growth Portfolio and the PL Small-Cap Growth Fund of Pacific Life Funds.

Fees for services shall be prorated for any portion of a year in which the Agreement is not effective.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first written above.

Agreed to by:
PACIFIC LIFE FUND ADVISORS LLC


BY:	/s/ Howard T. Hirakawa	   ATTEST BY:	/s/ Audrey L. Milfs
	Howard Hirakawa				Audrey Milfs
Vice President					Secretary

FRED ALGER MANAGEMENT, INC.


BY:	/s/ Lisa A. Moss	   ATTEST BY:	/s/ Zachary Karabell
	Lisa A. Moss				Zachary Karabell
	Vice President				Executive Vice President

PACIFIC SELECT FUND


BY:	/s/ Mary Ann Brown	   ATTEST BY:	/s/ Audrey L. Milfs
	Mary Ann Brown				Audrey Milfs
	President				Secretary












